UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montpelier House
94 Pitts Bay Road
Pembroke HM 08
Bermuda
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Previously, on March 11, 2008, Montpelier Re Holdings Ltd. (the “Company”) announced the departure of Kernan V. Oberting as Chief Financial Officer (“CFO”), effective May 1, 2008.

The Company has entered into a Letter Agreement with Mr. Oberting, dated April 1, 2008,  setting forth the terms of his departure as a full-time employee in order to establish an investment advisory company, KVO Capital Management, LLC (“NewCo”).  Among other things, the Letter Agreement provides for the Company to enter into a Consulting Agreement with Mr. Oberting and NewCo and an Investment Management Agreement with NewCo, each dated April 1, 2008 (the “Consulting Agreement” and “IMA”, respectively).  Pursuant to the Consulting Agreement, NewCo shall provide capital management and consulting services to the Company and pursuant to the IMA NewCo shall provide the Company with discretionary investment management services, in each case for an initial term beginning  May 1, 2008 and ending December 31, 2010.

The Letter Agreement also provides that following Mr. Oberting’s departure, the Company shall pay him an amount equal to the pro-rated portion of his 2008 bonus that otherwise would have been payable to him. Such payment will be made as soon as practicable following the announcement of the Company’s 2008 results.  Mr. Oberting will also continue to vest in any (in-force) awards previously granted to him under the Company’s Long-Term Incentive Plan prior to 2008.

The foregoing is qualified in its entirety by reference to Mr. Oberting’s Letter Agreement, the Consulting Agreement, and the IMA, copies of which are attached hereto and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Letter Agreement, dated as of April 1, 2008, between Kernan V. Oberting and Montpelier Re Holdings Ltd.
10.2	Consulting Agreement, dated as of April 1, 2008, between KVO Capital Management, LLC and Montpelier Re Holdings Ltd.
10.3	Investment Management Agreement, dated as of April 1, 2008, between KVO Capital Management, LLC and Montpelier Reinsurance Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

April 2, 2008	By:	/s/ Jonathan B. Kim
Date	Name:	Jonathan B. Kim
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Letter Agreement, dated as of April 1, 2008, between Kernan V. Oberting and Montpelier Re Holdings Ltd.
10.2	Consulting Agreement, dated as of April 1, 2008, between KVO Capital Management, LLC and Montpelier Re Holdings Ltd.
10.3	Investment Management Agreement, dated as of April 1, 2008, between KVO Capital Management, LLC and Montpelier Reinsurance Ltd.